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                                                                EXHIBIT 10(ae)


                        CRESTAR FINANCIAL CORPORATION
                     DIRECTORS' STOCK COMPENSATION PLAN


                                  ARTICLE I

                                 DEFINITIONS
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      1.01  Affiliate means any "subsidiary" or "parent" corporation of the
            ---------
Company (as such terms are defined in section 424 of the Code).

      1.02  Board means the Board of Directors of the Company.
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      1.03  Common Stock means the common stock of the Company.
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      1.04  Company means Crestar Financial Corporation.
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      1.05  Date of Award means each January 2 during the term of the Plan.
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      1.06  Fair Market Value means, on any given date, the average of the
            -----------------
high and low prices of a share of Common Stock as reported on the NASDAQ National MarketingSystem of the National Association of Securities Dealers on such date or, if the Common Stock was not traded on such day, then on the next preceding day that the Common Stock was traded on such exchange, all as reported by the Wall Street Journal.

      1.07  Participant means a member of the Board who satisfies the
            -----------
requirements of Article IV.

      1.08  Plan means the Crestar Financial Corporation Directors' Stock
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Compensation Plan.


                                 ARTICLE II

                                  PURPOSES
                                  --------


      The Plan is intended to assist the Company in promoting a greater identity of interest between the Company's non-employee directors and its shareholders, and to assist the Company in attracting and retaining non-employee directors by affording Participants an opportunity to share in the future success of the Company.
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                                 ARTICLE III

                               ADMINISTRATION
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      The Plan shall be administered by the Company's Director of Human
Resources in a manner that is consistent with the provisions of this Plan. The Company's Director of Human Resources shall not be liable for any act done in good faith with respect to this Plan. All expenses of administering this Plan shall be borne by the Company and its Affiliates.


                                 ARTICLE IV

                                 ELIGIBILITY
                                 -----------


      Each member of the Board who is not an employee of the Company or an Affiliate, and who has not been employed by the Company or one of its Affiliates during the twelve months preceding the Date of Award will participate in the Plan during his or her service on the Board. The preceding sentence to the contrary notwithstanding, a member of the Board who is required to transfer, assign or pay his or her retainer fee to his or her employer or firm will not participate in the Plan.


                                  ARTICLE V

                                   AWARDS
                                   ------

      Shares of Common Stock will be awarded to each Participant as of each Date of Award. Subject to Article VIII's limitation on the number of shares of Common Stock which may be issued under the Plan, on each Date of Award each Participant will be awarded the number of whole shares determined by dividing $6,000 by the Fair Market Value on the Date of Award. A fractional share shall not be issued under the Plan but instead each Participant shall be paid the Fair Market Value of the fractional share (determined as of the Date of Award), in cash with the balance of his or her retainer fee for the year.


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                                 ARTICLE VI

                              VESTING OF SHARES
                              -----------------


      The shares of Common Stock awarded under the Plan will be immediately vested and nonforfeitable. Subject to the requirements of Article IX, the shares awarded under the Plan may be sold or transferred by the Participant at any time.


                                 ARTICLE VII

                             SHAREHOLDER RIGHTS
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      Participants will have all the rights of shareholders with respect to shares awarded under the Plan. Accordingly, Participants will be entitled to vote the shares and receive dividends.


                                ARTICLE VIII

                              SHARES AUTHORIZED
                              -----------------


      Up to one hundred thousand shares of Common Stock may be awarded under the Plan. If the Company effects one or more stock dividends, stock split-ups, subdivisions, reclassifications, or consolidations of shares, or other similar changes in capitalization after the Plan's adoption by the Board, the maximum number of shares that may be awarded under the Plan shall be proportionately adjusted.


                                 ARTICLE IX

            COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
            -----------------------------------------------------


      No Common Stock shall be awarded and no certificates for shares of Common Stock shall be delivered under the Plan except in compliance with all applicable federal and state laws and regulations, any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on the opinion of its counsel as to such compliance. Any share certificate

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issued to evidence Common Stock issued under the Plan may bear such legends and statements as the Company may deem advisable to assure compliance with federal and state laws and regulations. No Common Stock shall be awarded and no certificates for shares of Common Stock shall be delivered until the Company has obtained such consent or approval as it may deem advisable from regulatory bodies having jurisdiction over such matters.


                                  ARTICLE X

                             GENERAL PROVISIONS
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      10.01 Unfunded Plan.  The Plan, insofar as it provides for grants, shall
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be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under the Plan. Any liability of the Company to any person with respect to any grant under the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

      10.02 Rules of Construction.  Headings are given to the articles and
            ---------------------
sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.


                                 ARTICLE XI

                                  AMENDMENT
                                  ---------


      The Plan may be amended by the Board, but shall not be amended more than once every six months, unless such amendment is required because of changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder. No amendment may become effective until shareholder approval is obtained if the amendment (i) increases the aggregate number of shares of Common Stock that may be awarded under the Plan, (ii) increases the benefits awarded to Participants under the Plan or (iii) changes the eligibility requirements for participation in the Plan.

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                                 ARTICLE XII

                              DURATION OF PLAN
                              ----------------


      The final award under the Plan will be made as of the Date of Award in 1998. The Board may terminate the Plan sooner by appropriate action. The Plan will terminate automatically, without action by the Board, if there are insufficient shares available to make the awards described in the Plan.


                                ARTICLE XIII

                           EFFECTIVE DATE OF PLAN
                           ----------------------


      The Plan will become effective once it is adopted by the Board and approved by a majority of the votes cast at a duly held shareholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan. No awards will be made under the Plan prior to the shareholder's approval of the Plan.

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